Third Quarter 2019 Highlights and Accomplishments

- Modified funds from operations, as defined by the Institute for Portfolio Alternatives, attributable to controlling interest, or MFFO, equaled $7.9 million for the quarter ended September 30, 2019, representing year-over-year growth of 19.3 percent compared to MFFO of $6.6 million during the third quarter 2018. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding MFFO.)
- Funds from operations, as defined by the National Association of Real Estate Investment Trusts, attributable to controlling interest, or FFO, equaled $8.5 million for the quarter ended September 30, 2019, compared to FFO of $7.3 million for the third quarter 2018, representing year-over-year growth of 16.2 percent. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding FFO.)
- Net operating income, or NOI, totaled $16.3 million for the quarter ended September 30, 2019, representing an increase of 46.8 percent over third quarter 2018 NOI of $11.1 million. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding NOI.)
- Net loss during the quarter ended September 30, 2019 equaled $1.9 million, compared to net loss of $1.7 million during the third quarter 2018. (Please see financial reconciliation tables and notes on the back page of this update for more information regarding net loss.)
- As of September 30, 2019, the company's non-RIDEA[3] property portfolio achieved a leased percentage of 95.4 percent and weighted average remaining lease term of 8.9 years. The company's portfolio of senior housing – RIDEA facilities achieved a leased percentage of 82.8 percent for the nine months ended September 30, 2019. Portfolio leverage[4] was 34.2 percent.
- The company completed third quarter acquisitions totaling $84.4 million, based on aggregate contract purchase price, comprised of five medical office buildings totaling 246,000 square feet in Illinois, Kansas, Massachusetts, Ohio and Tennessee.
- The company declared and paid daily distributions equal to $0.60 per share annualized to its stockholders of record for the third quarter 2019.

GRIFFIN AMERICAN IV
HEALTHCARE REIT

INVESTOR UPDATE

THIRD QUARTER 2019

November 18, 2019



Dear Fellow Stockholder:

As we approach the end of 2019, we are pleased to provide an update on the progress and significant growth achieved by Griffin-American Healthcare REIT IV through the third quarter of the year, as detailed in our Quarterly Report on Form 10-Q, recently filed with the U.S. Securities and Exchange Commission.

Griffin-American Healthcare REIT IV enjoyed strong financial and portfolio performance during the third quarter, a consistent trend we have achieved throughout 2019. We continue to experience high occupancy, lengthy remaining lease terms and very strong year-over-year growth in key financial metrics, including net operating income and modified funds from operations. (Please see the "Third Quarter 2019 Highlights and Accomplishments" sidebar to the left for more detail.)

We have also continued to identify and acquire accretive properties that add value to our growing portfolio, which totals approximately 4.4 million square feet and encompasses 83 healthcare buildings, as well as an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses, acquired for an aggregate contract purchase price of $1.07 billion,[1] and which has an estimated value in excess of $1.13 billion.[2]

When we launched Griffin-American Healthcare REIT IV in 2016, our goal was to build a diversified portfolio of income-producing healthcare real estate that would offer our fellow investors the opportunity to benefit from the aging of America and the resulting growth in demand for healthcare services. As the results of our operations demonstrate, we believe we have achieved this goal and are continuing to drive greater value for our fellow stockholders.

As we close out the year, we remain very pleased with the performance of Griffin-American Healthcare REIT IV and are optimistic about its future. We will report back to you following the filing of our annual report next year. Until then, we wish you and yours the happiest of holidays!

Kind Regards,

Danny Prosky
President and Chief Operating Officer
Griffin-American Healthcare REIT IV

www.HealthcareREIT4.com

(1) Based on aggregate contract purchase price of real estate investments acquired as of September 30, 2019, including an interest in a joint venture.
(2) Based on the gross real estate investments value estimated by an independent third-party valuation firm as of December 31, 2018, including a joint venture interest acquired as of December 31, 2018, and for properties acquired subsequent to December 31, 2018, the aggregate contract purchase price as of September 30, 2019.
(3) The operation of healthcare-related facilities utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007 is commonly referred to as a "RIDEA" structure.
(4) Total debt divided by total market value of real estate. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.


3200

Auburn Medical Office Building | *Auburn, CA*

PORTFOLIO SUMMARY (AS OF SEPTEMBER 30, 2019)

Aggregate Contract Purchase Price[1]:	$981.7 million	Leased[2]:	95.4%
Buildings:	83	Weighted Average Remaining Lease Term[2]:	8.9 years
Gross Leasable Area (Sq Ft):	4.4 million	Leverage Ratio[3]:	34.2%

REGIONAL CONCENTRATION

(based on aggregate contract purchase price)[1]


Midwest
40.9%
West
23.6%
East
10.0%
South
25.5%

PORTFOLIO ASSET MIX

(based on aggregate contract purchase price)[1]


Senior Housing
15.0%
Medical Office Buildings
57.3%
Skilled Nursing Facilities
12.0%
Senior Housing — RIDEA
15.7%

CUMULATIVE PORTFOLIO BY QUARTER

(based on aggregate contract purchase price)[1]


$839.3 MILLION
$897.3 MILLION
$981.7 MILLION
Q1 2019
Q2 2019
Q3 2019

(1) Based on aggregate contract purchase price of real estate investments acquired as of September 30, 2019, excluding our interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(2) Excludes our senior housing — RIDEA facilities. Our senior housing — RIDEA facilities were 82.8% leased for the nine months ended September 30, 2019 and substantially all of our leases with residents at such properties are for a term of one year or less.

(3) Total debt divided by total market value of real estate. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

PROPERTY ACQUISITIONS (AS OF SEPTEMBER 30, 2019)

	Acquisition	Property Type	Acquisition Date	Location	Gross Leasable Area (Sq Ft)	Leased %	Aggregate Contract Purchase Price
1	Auburn Medical Office Building	MOB	Jun 2016	Auburn, CA	19,000	100%	$5,450,000
2	Pottsville Medical Office Building	MOB	Sep 2016	Pottsville, PA	36,000	100%	$9,150,000
3	Charlottesville Medical Office Building	MOB	Sep 2016	Charlottesville, VA	74,000	100%	$20,120,000
4	Rochester Hills Medical Office Building	MOB	Sep 2016	Rochester Hills, MI	30,000	87.1%	$8,300,000
5	Cullman Medical Office Building III	MOB	Sep 2016	Cullman, AL	52,000	100%	$16,650,000
6	Iron Medical Office Building Portfolio	MOB	Oct 2016	Cullman & Sylacauga, AL	208,000	85.7%	$31,000,000
7	Mint Hill Medical Office Building	MOB	Nov 2016	Mint Hill, NC	58,000	100%	$21,000,000
8	Lafayette Assisted Living Portfolio	SEN — RIDEA	Dec 2016	Lafayette, LA	80,000	88.2%	$16,750,000
9	Evendale Medical Office Building	MOB	Dec 2016	Evendale, OH	66,000	68.4%	$10,400,000
10	Battle Creek Medical Office Building	MOB	Mar 2017	Battle Creek, MI	46,000	91.3%	$7,300,000
11	Reno Medical Office Building	MOB	Mar 2017	Reno, NV	191,000	91.6%	$66,250,000
12	Athens Medical Office Building Portfolio	MOB	May 2017	Athens, GA	61,000	98.5%	$16,800,000
13	SW Illinois Senior Housing Portfolio	SEN	May 2017	Columbia, Millstadt, Red Bud & Waterloo, IL	190,000	100%	$31,800,000
14	Lawrenceville Medical Office Building	MOB	Jun 2017	Lawrenceville, GA	31,000	100%	$11,275,000
15	Northern California Senior Housing Portfolio	SEN	Jun 2017	Belmont, Fairfield, Menlo Park & Sacramento, CA	135,000	100%	$45,800,000
16	Roseburg Medical Office Building	MOB	Jun 2017	Roseburg, OR	62,000	100%	$23,200,000
17	Fairfield County Medical Office Building Portfolio	MOB	Sep 2017	Stratford & Trumbull, CT	80,000	91.5%	$15,395,000
18	Central Florida Senior Housing Portfolio	SEN — RIDEA	Nov 2017	Bradenton, Brooksville, Lakeland, Lake Placid, Pinellas Park, Sanford, Spring Hill & Winter Haven, FL	899,000	81.9%	$109,500,000
19	Central Wisconsin Senior Care Portfolio	SNF	Mar 2018	Sun Prairie & Waunakee, WI	236,000	100%	$22,600,000
20	Sauk Prairie Medical Office Building	MOB	Apr 2018	Prairie du Sac, WI	55,000	100%	$19,500,000
21	Surprise Medical Office Building	MOB	Apr 2018	Surprise, AZ	34,000	89.5%	$11,650,000
22	Southfield Medical Office Building	MOB	May 2018	Southfield, MI	85,000	76.8%	$16,200,000
23	Pinnacle Beaumont Assisted Living Facility	SEN — RIDEA	Jul 2018	Beaumont, TX	61,000	83.6%	$19,500,000
24	Grand Junction Medical Office Building	MOB	Jul 2018	Grand Junction, CO	83,000	100%	$31,500,000
25	Edmonds Medical Office Building	MOB	Jul 2018	Edmonds, WA	55,000	96.9%	$23,500,000
26	Pinnacle Warrenton Assisted Living Facility	SEN — RIDEA	Aug 2018	Warrenton, MO	34,000	91.9%	$8,100,000
27	Glendale Medical Office Building	MOB	Aug 2018	Glendale, WI	43,000	80.3%	$7,600,000
28	Missouri Skilled Nursing Facility Portfolio	SNF	Sep 2018	Florissant, Kansas City, Milan, Moberly, Salisbury, Sedalia & St. Elizabeth, MO	385,000	100%	$88,200,000
29	Flemington Medical Office Building Portfolio	MOB	Nov 2018	Flemington, NJ	49,000	98.9%	$16,950,000
30	Lawrenceville Medical Office Building II	MOB	Dec 2018	Lawrenceville, GA	45,000	100%	$9,999,000
31	Mill Creek Medical Office Building	MOB	Dec 2018	Mill Creek, WA	22,000	100%	$8,250,000
32	Modesto Medical Office Building	MOB	Dec 2018	Modesto, CA	58,000	100%	$16,000,000
33	Michigan Assisted Living Facility Portfolio	SEN	Dec 2018 & May 2019	Grand Rapids, Holland, Howell, Lansing & Wyoming, MI	328,000	100%	$70,000,000
34	Lithonia Medical Office Building	MOB	Mar 2019	Lithonia, GA	40,000	84.1%	$10,600,000
35	West Des Moines Skilled Nursing Facility	SNF	Mar 2019	West Des Moines, IA	39,000	100%	$7,000,000
36	Great Nord Medical Office Building Portfolio	MOB	Apr 2019	Tinley Park, IL; Chesterton & Crown Point, IN; & Plymouth, MN	143,000	95.3%	$44,000,000
37	Overland Park Medical Office Building	MOB	Aug 2019	Overland Park, KS	76,000	75.5%	$28,350,000
38	Blue Badger Medical Office Building	MOB	Aug 2019	Marysville, OH	34,000	100%	$13,650,000
39	Bloomington Medical Office Building	MOB	Aug 2019	Bloomington, IL	45,000	100%	$18,200,000
40	Memphis Medical Office Building	MOB	Aug 2019	Memphis, TN	27,000	100%	$8,700,000
41	Haverhill Medical Office Building	MOB	Aug 2019	Haverhill, MA	64,000	100%	$15,500,000

PROPERTY ACQUISITIONS (AS OF SEPTEMBER 30, 2019)



31
25
16
1
11
15
32
21
24
37
35
19
27
20
10
33
36
39
26
13
28
40
9
4
22
38
2
29
17
41
3
7
12
14
5
30
34
6
8
23
18
LEGEND
Medical Office Buildings (MOB)
Senior Housing (SEN)
Senior Housing — RIDEA (SEN — RIDEA)
Skilled Nursing Facilities (SNF)



ORegon SURGERY CENTER
A division of Mercy Medical Center
2801

Roseburg Medical Office Building | *Roseburg, OR*

FINANCIAL RECONCILIATION (FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018)

FFO and MFFO Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2019	2018	2019	2018
Net loss	$ (1,918,000)	$ (1,703,000)	$ (20,168,000)	$ (4,897,000)
Add:				
Depreciation and amortization related to real estate — consolidated properties	9,552,000	9,007,000	35,561,000	24,053,000
Depreciation and amortization related to real estate — unconsolidated entity	846,000	—	2,539,000	—
Net loss attributable to redeemable noncontrolling interests	19,000	72,000	76,000	197,000
Less:				
Depreciation and amortization related to redeemable noncontrolling interests	(23,000)	(82,000)	(89,000)	(221,000)
FFO attributable to controlling interest	$ 8,476,000	$ 7,294,000	$ 17,919,000	$ 19,132,000
Acquisition related expenses(1)	$ 74,000	$ 98,000	$ 1,492,000	$ 254,000
Amortization of above- and below-market leases(2)	(122,000)	(38,000)	(216,000)	(164,000)
Change in deferred rent(3)	(1,101,000)	(709,000)	(1,748,000)	(2,045,000)
Loss in fair value of derivative financial instruments(4)	402,000	—	5,401,000	—
Adjustments for unconsolidated entity(5)	199,000	—	360,000	—
Adjustments for redeemable noncontrolling interests(5)	—	—	—	—
MFFO attributable to controlling interest	$ 7,928,000	$ 6,645,000	$ 23,208,000	$ 17,177,000
Weighted average Class T and Class I common shares outstanding — basic and diluted	79,502,193	57,769,964	77,894,326	51,441,064
Net loss per Class T and Class I common share — basic and diluted	$ (0.02)	$ (0.03)	$ (0.26)	$ (0.10)
FFO attributable to controlling interest per Class T and Class I common share — basic and diluted	$ 0.11	$ 0.13	$ 0.23	$ 0.37
MFFO attributable to controlling interest per Class T and Class I common share — basic and diluted	$ 0.10	$ 0.12	$ 0.30	$ 0.33

Net Operating Income Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2019	2018	2019	2018
Net loss	$ (1,918,000)	$ (1,703,000)	$ (20,168,000)	$ (4,897,000)
General and administrative	3,982,000	2,105,000	11,413,000	5,803,000
Acquisition related expenses	74,000	98,000	1,492,000	254,000
Depreciation and amortization	9,552,000	9,007,000	35,561,000	24,053,000
Interest expense	4,542,000	1,602,000	16,933,000	3,846,000
Loss (income) from unconsolidated entity	79,000	—	(185,000)	—
Other income	(13,000)	(6,000)	(162,000)	(6,000)
Income tax expense	7,000	4,000	17,000	4,000
Net operating income	$ 16,305,000	$ 11,107,000	$ 44,901,000	$ 29,057,000

(1) In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. Such information would be comparable only for publicly registered, non-listed real estate investment trusts that have completed their acquisition activity and have other similar operating characteristics. By excluding expensed acquisition related expenses, we believe MFFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties. Acquisition fees and expenses include payments to our advisor or its affiliates and third parties.

(2) Under accounting principles generally accepted in the United States of America, or GAAP, above- and below-market leases are assumed to diminish predictably in value over time and amortized, similar to depreciation and amortization of other real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, we believe that by excluding charges relating to the amortization of above- and below-market leases, MFFO may provide useful supplemental information on the performance of the real estate.

(3) Under GAAP, as a lessor, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays). As a lessee, we record amortization of right-of-use assets and accretion of lease liabilities for our operating leases. This may result in income or expense recognition that is significantly different than the underlying contract terms. By adjusting for such amounts, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns results with management's analysis of operating performance.

(4) Under GAAP, we are required to include changes in fair value of our derivative financial instruments in the determination of net income or loss. We believe that adjusting for the change in fair value of our derivative financial instruments is appropriate because such adjustments may not be reflective of on-going operations and reflect unrealized impacts on value based only on then current market conditions, although they may be based upon general market conditions. The need to reflect the change in fair value of our derivative financial instruments is a continuous process and is analyzed on a quarterly basis in accordance with GAAP.

(5) Includes all adjustments to eliminate the unconsolidated entity's share or redeemable noncontrolling interests' share, as applicable, of the adjustments described in notes (1) – (4) above to convert our FFO to MFFO.